                                  VANCE SANDERS
                                  EXCHANGE FUND

                                 An Eaton Vance
                                  Exchange Fund

                                  Annual Report
                                December 31, 1995

                                TO SHAREHOLDERS

VANCE, SANDERS EXCHANGE FUND HAD A TOTAL RETURN OF 35.5% DURING THE YEAR ENDED DECEMBER 31, 1995. That return represented a rise in net asset value per share to $347.57 from $259.49, and the reinvestment of $3.45 in dividends. By comparison, the S&P 500 Index, an unmanaged index of common stocks, had a return of 37.6%.

SHAREHOLDERS RECEIVED DIVIDENDS TOTALING $3.45 DURING THE YEAR ENDED DECEMBER 31, 1995.

THE STOCK MARKET PERFORMED VERY WELL DURING THE YEAR, REACHING NEW RECORD LEVELS ON NUMEROUS OCCASIONS. In dramatic fashion, the market bounced back from the weak conditions of 1994 to post exceptionally favorable results. The market's behavior was a positive response to an economic environment of slow but positive growth, low inflation, and increased optimism about the U.S. government's ability to address its structural budgetary problems. Stocks also benefited from exceptionally strong earnings momentum, driven in part by cost-cutting and restructuring activities.

THE CRUCIAL ECONOMIC ISSUE DURING THE FIRST HALF OF THE YEAR WAS WHETHER THE FEDERAL RESERVE'S PREVIOUS TIGHTENING OF ITS TARGET FEDERAL FUNDS RATE WOULD CAUSE A RECESSION OR WOULD PROVIDE A "SOFT LANDING" FOR THE ECONOMY. Concerned about a slowing economy, the Fed in July lowered its rate by a quarter of a percentage point, the first downward change since September 1992. Another quarter-point decrease was announced in December. The stock market reacted positively to both these changes, which should help the economy continue to advance slowly but steadily.

IT WAS A YEAR OF STRONG PERFORMANCE FOR A WIDE RANGE OF STOCKS. Large capitalization stocks led the market surge. Many major corporations saw sharply escalating profits, reflecting a favorable economy and the substantial cost-reduction and productivity initiatives they have undertaken in recent years.

AMONG THE STRONGER SECTORS OF THE STOCK MARKET DURING MUCH OF 1995 WERE TECHNOLOGY, HEALTH CARE AND FINANCIAL SERVICES, THOUGH TECHNOLOGY UNDERPERFORMED THE OVERALL MARKET. Among the Fund's largest holdings, the best performers during 1995 were Intel Corp., up 77%, Monsanto Co., up 73.8%, Hewlett-Packard Co., up 67.7% and Pfizer Inc., up 63.1%.

[Photo of Landon T. Clay]

"...OVER THE LONG TERM, INVESTMENTS THAT FOCUS ON A REPRESENTATIVE PORTFOLIO OF HIGH QUALITY COMMON STOCKS ARE LIKELY TO DELIVER SUPERIOR PERFORMANCE."

LOOKING FORWARD, IT IS HIGHLY UNLIKELY THAT THE STOCK MARKET WILL BE ABLE TO SUSTAIN THE LEVEL OF INVESTMENT RETURNS ACHIEVED IN 1995. The most likely scenario for the U.S. economy in 1996 seems to be continued slow growth with low inflation. Coupled with continued progress from Washington in tackling the budgetary deficits, this should set the stage for continued steady or lower interest rates. Stocks would benefit from this environment, but seem unlikely to get widespread support from the rising earnings expectations and positive earnings surprises such as were experienced in 1995.

WITH VALUATIONS FOR STOCKS ALREADY AT RELATIVELY HIGH LEVELS ON MOST MEASURES, THIS SUGGESTS A SOMEWHAT MORE CAUTIOUS OUTLOOK FOR THE STOCK MARKET IN 1996. However, over the long term, investments that focus on a representative portfolio of high-quality common stocks are likely to deliver superior performance. Because this remains the strategy of Vance, Sanders Exchange Fund, I have confidence that the Fund will continue to participate in the growth of the economy.

                                   Sincerely,

                               /s/ Landon T. Clay
                                   LANDON T. CLAY
                                   President
                                   February 21, 1996

                                 VANCE, SANDERS
                                  EXCHANGE FUND
                                DECEMBER 31, 1995
                                   (UNAUDITED)

INVESTMENT CHANGES
SIX MONTHS ENDED DECEMBER 31, 1995
-------------------------------------------------------------------------------
                                                              Shares Owned
                                                            6/30/95  12/31/95
------------------------------------------------------------------------------
DECREASES*
------------------------------------------------------------------------------
Intel Corp.                                                 256,270  230,240
------------------------------------------------------------------------------
McCormick & Co., Inc.                                       218,448  199,598
------------------------------------------------------------------------------
Nalco Chemical Co.                                          131,040  129,840
------------------------------------------------------------------------------
Novell Inc.                                                 130,000  115,500
------------------------------------------------------------------------------
Stratus Computer, Inc.                                       20,000     --
------------------------------------------------------------------------------
DEKALB Genetics Corp. Class B                                 7,215      415
------------------------------------------------------------------------------
*Includes investments paid in kind on redemptions.

OTHER CHANGES
------------------------------------------------------------------------------
        Shares
------------------------------------------------------------------------------
        45,336        American Intl. Group Inc. 3 for 2 stock split.
------------------------------------------------------------------------------
        36,000        Medtronic, Inc. 2 for 1 stock split.
------------------------------------------------------------------------------
        15,720        Millipore Corp. 2 for 1 stock split.
------------------------------------------------------------------------------
        63,592        Pfizer Inc. 2 for 1 stock split.
------------------------------------------------------------------------------
        42,372        Raytheon Co. 2 for 1 stock split.
------------------------------------------------------------------------------

                           PORTFOLIO OF INVESTMENTS
                              DECEMBER 31, 1995

--------------------------------------------------------------------------
                              COMMON STOCKS - 97.5%
--------------------------------------------------------------------------
NAME OF COMPANY                                  SHARES        VALUE
--------------------------------------------------------------------------
AEROSPACE AND DEFENSE - 1.7%
Raytheon Co.                                     84,744       $  4,004,154
                                                              ------------

AGRICULTURE - 2.0%
DEKALB Genetics Corp. Class B*                      415       $     18,727
Pioneer Hi-Bred International Inc.               87,000          4,839,375
                                                              ------------
                                                              $  4,858,102
                                                              ------------
BEVERAGES - 7.5%
Coca-Cola Company                               127,968       $  9,501,624
PepsiCo, Inc.                                   150,000          8,381,250
                                                              ------------
                                                              $ 17,882,874
                                                              ------------
BUILDING MATERIALS - 0.7%
Masco Corp.                                      55,540       $  1,742,567
                                                              ------------

CHEMICALS - 3.9%
Dow Chemical Company                             13,917       $    979,409
Monsanto Co.*                                    60,000          7,350,000
CBI Industries, Inc.*                            25,200            828,450
                                                              ------------
                                                              $  9,157,859
                                                              ------------
COMPUTER SOFTWARE - 0.7%
Novell Inc.*                                    115,500       $  1,645,875
                                                              ------------

COMPUTERS & BUSINESS EQUIPMENT - 0.4%
International Business Machines Corp.            11,094       $  1,017,874
                                                              ------------

DISTRIBUTION - 1.5%
Sysco Corp.                                     107,760       $  3,502,200
                                                              ------------

DRUGS - 11.5%
ASTRA AB - Series A ADR                         250,000       $  9,996,650
Merck & Co., Inc.                                33,746          2,218,799
Pfizer Inc.                                     127,184          8,012,592
Schering-Plough Corp.                           128,120          7,014,570
                                                              ------------
                                                              $ 27,242,611
                                                              ------------
ELECTRICAL EQUIPMENT - 3.9%
AMP Inc.                                         60,360       $  2,316,315
Emerson Electric Co.                             22,398          1,831,036
General Electric Co.                             24,864          1,790,208
Lincoln Electric Co.                             19,700            492,500
Lincoln Electric Co. Class A                     19,700            472,800
General Signal Corp.                             68,600          2,220,925
                                                              ------------
                                                              $  9,123,784
                                                              ------------
ELECTRONIC INSTRUMENTS - 3.7%
Hewlett-Packard Co.                             103,584       $  8,675,160
                                                              ------------

ELECTRONICS - SEMICONDUCTORS - 5.5%
Intel Corp.                                     230,240       $ 13,066,120
                                                              ------------

FINANCIAL SERVICES - MISCELLANEOUS - 2.5%
Federal National Mortgage Association            47,800       $  5,933,175
                                                              ------------

FOOD - 2.0%
McCormick & Co. Inc., Nonvoting                 199,598       $  4,815,302
                                                              ------------

HOUSEHOLD PRODUCTS - 3.4%
Colgate-Palmolive Co.                            21,826       $  1,533,276
Procter & Gamble Co.                             80,000          6,640,000
                                                              ------------
                                                              $  8,173,276
                                                              ------------
INDUSTRIAL EQUIPMENT - 0.8%
Parker-Hannifin Corp.                            53,730       $  1,840,253
                                                              ------------

INFORMATION SERVICES - 6.1%
Automatic Data Processing Inc.                   25,520       $  1,894,860
Dun & Bradstreet Corp.                           83,300          5,393,675
Reuters Holdings PLC                            132,000          7,276,500
                                                              ------------
                                                              $ 14,565,035
                                                              ------------
INSURANCE - 9.6%
American International Group Inc.               136,008       $ 12,580,740
Marsh & McLennan Companies, Inc.                 28,172          2,500,265
Providian Corp.                                  54,724          2,230,003
General Re Corp.                                 26,816          4,156,480
Seafield Capital Corp.                           35,960          1,222,640
                                                              ------------
                                                              $ 22,690,128
                                                              ------------
MEDICAL PRODUCTS - 7.0%
Abbott Laboratories                              80,000       $  3,340,000
Baxter International Inc.                        49,728          2,082,360
Johnson & Johnson                                82,836          7,092,832
Medtronic, Inc.                                  72,000          4,023,000
                                                              ------------
                                                              $ 16,538,192
                                                              ------------
METALS - INDUSTRIAL - 1.7%
Inco Ltd.                                       124,000       $  4,123,000
                                                              ------------

OIL AND GAS - EQUIPMENT & SERVICES - 2.5%
Halliburton Co.                                  50,700       $  2,566,688
Schlumberger Ltd.                                49,246          3,410,286
                                                              ------------
                                                              $  5,976,974
                                                              ------------
OIL AND GAS - EXPLORATION & PRODUCTION - 1.2%
Apache Corp.                                     56,440       $  1,664,985
Louisiana Land & Exploration Co.                 25,000          1,071,875
                                                              ------------
                                                              $  2,736,860
                                                              ------------
OIL AND GAS - INTEGRATED - 3.4%
Amoco Corp.                                      47,928       $  3,444,825
Murphy Oil Corp.                                 29,700          1,232,550
Phillips Petroleum Co.                          100,000          3,412,500
                                                              ------------
                                                              $  8,089,875
                                                              ------------
PRINTING AND BUSINESS FORMS - 1.8%
American Business Products Inc. - GA            146,497       $  4,175,165
                                                              ------------

PUBLISHING - 2.4%
Gannett Co., Inc.                                93,400       $  5,732,425
                                                              ------------

RETAIL - SPECIALTY AND APPAREL - 3.1%
Home Depot, Inc. (The)                           80,000       $  3,830,000
Toys "R" Us, Inc.*                              161,775          3,518,606
                                                              ------------
                                                              $  7,348,606
                                                              ------------
SPECIALTY CHEMICALS AND MATERIALS - 7.0%
International Flavors & Fragrances               60,000       $  2,880,000
Loctite Corp.                                   141,392          6,716,120
Millipore Corp.*                                 31,440          1,292,970
Minnesota Mining & Manufacturing Co.             26,288          1,741,580
Nalco Chemical Co.                              129,840          3,911,430
                                                              ------------
                                                              $ 16,542,100
                                                              ------------
    TOTAL COMMON STOCKS
      (IDENTIFIED COST, $34,895,445)                          $231,199,546
                                                              ------------
--------------------------------------------------------------------------
                        SHORT-TERM OBLIGATIONS - 2.4%
--------------------------------------------------------------------------
                                            FACE AMOUNT
                                           (000 OMITTED)          VALUE
--------------------------------------------------------------------------
Ford Motor Credit Corp., 5.92%,
  01/03/96 at amortized cost                    $ 5,600       $  5,598,158
                                                              ------------
    TOTAL INVESTMENTS - 99.9%
      (IDENTIFIED COST, $40,493,603)                          $236,797,704
    OTHER ASSETS, LESS LIABILITIES - 0.1%                          234,599
                                                              ------------
    NET ASSETS - 100%                                         $237,032,303
                                                              ============
*Non-income producing security.
ADR - American Depository Receipt

                      See notes to financial statements

                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------
                              December 31, 1995
------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 1A) (identified cost,
    $40,493,603)                                                $236,797,704
  Cash                                                                81,636
  Dividends receivable                                               281,027
  Miscellaneous receivable                                            11,494
  Receivable for investments sold                                      3,405
                                                                ------------
      Total assets                                              $237,175,266
LIABILITIES:
  Payable for partnership shares redeemed           $    3,980
  Payable to affiliates --
    Investment adviser fee                             118,369
    Managing General Partners                            3,103
  Accrued expenses and other liabilities                17,511
                                                    ----------
      Total liabilities                                              142,963
                                                                ------------
NET ASSETS for 681,962 shares of partnership interest
  outstanding                                                   $237,032,303
                                                                ============
NET ASSETS APPLICABLE TO SHARES OF PARTNERSHIP INTEREST OWNED BY:
  Limited Partners (672,178 shares)                             $233,631,638
  General Partners --
    Managing Partners (547 shares)                  $  190,123
    Non-Managing Partner (9,237 shares)              3,210,542     3,400,665
                                                    ----------  ------------
NET ASSETS (681,962 SHARES)                                     $237,032,303
                                                                ============
SOURCES OF NET ASSETS:
  Accumulated net realized gain on investment and
    foreign currency transactions (computed on the
    basis of identified cost), less the excess of
    cost of partnership interest redeemed over
    proceeds from sales of partnership interest
    (including shares issued to partners electing
    to receive payment of distributions in shares)              $ 54,423,777
  Accumulated distributions of net realized gain
    on investments as computed for federal income
    tax purposes                                                 (16,700,504)
  Unrealized appreciation of investments and
    foreign currency transactions (computed on the
    basis of identified cost)                                    196,305,327
  Undistributed net investment income                              3,003,703
                                                                ------------
      Total                                                     $237,032,303
                                                                ============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE OF PARTNERSHIP INTEREST
  ($237,032,303 / 681,962 shares of partnership
    interest outstanding)                                         $347.57
                                                                  =======

                       See notes to financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                         Year Ended December 31, 1995
------------------------------------------------------------------------------
INVESTMENT INCOME:
  Income --
    Dividends (net of foreign withholding tax of $38,802)         $ 3,766,073
    Interest                                                          228,361
                                                                  -----------
        Total income                                              $ 3,994,434
  Expenses --
    Investment adviser fee (Note 4)                 $ 1,266,428
    Compensation of Managing General Partners not
      members of the Non-Managing
      General Partner's organization                      8,538
    Custodian fee (Note 4)                              111,037
    Legal and accounting services                        33,601
    Printing and postage                                 31,062
    Transfer and dividend disbursing agent fees          10,179
    Miscellaneous                                        25,396
                                                    -----------
        Total expenses                                              1,486,241
                                                                  -----------
          Net investment income                                   $ 2,508,193
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments and foreign
    currency transactions, computed on
    the basis of identified cost ($188,025 net
    loss as computed for federal income
    tax purposes)                                   $ 9,325,132
  Increase in unrealized appreciation of
    investments and foreign currency                 51,653,643
                                                    -----------
          Net realized and unrealized gain on
            investments and foreign currency
            transactions                                           60,978,775
                                                                  -----------
            Net increase in net assets from operations            $63,486,968
                                                                  ===========

                       See notes to financial statements

                      STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                    YEAR ENDED DECEMBER 31,
                                                  ----------------------------
                                                      1995           1994
                                                  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                         $  2,508,193   $  2,384,023
    Net realized gain on investments and foreign
      currency transactions                          9,325,132      8,358,479
    Increase (decrease) in unrealized
      appreciation of investments and foreign
      currency                                      51,653,643     (2,991,174)
                                                  ------------   ------------
      Increase in net assets from operations      $ 63,486,968   $  7,751,328
                                                  ------------   ------------
    Distributions to partners from net
      investment income                           $ (2,400,734)  $ (2,256,662)
                                                  ------------   ------------
  Net decrease from transactions in shares of
    partnership interest (Note 2)                 $ (9,472,006)  $ (8,614,936)
                                                  ------------   ------------
        Net increase (decrease) in net assets     $ 51,614,228   $ (3,120,270)
NET ASSETS:
  At beginning of year                             185,418,075    188,538,345
                                                  ------------   ------------
  At end of year (including undistributed net
    investment income of $3,003,703 and
    $2,896,244, respectively)                     $237,032,303   $185,418,075
                                                  ============   ============


                       See notes to financial statements

                             FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
                        ------------------------------------------------------
                           1995       1994       1993       1992       1991
                        ----------  ---------  ---------  ---------  ---------
NET ASSET VALUE,
  beginning of year      $259.490   $251.710   $246.130   $241.030   $181.960
                         --------   --------   --------   --------   --------
INCOME FROM OPERATIONS:
  Net investment
    income               $  3.800   $  3.406   $  3.141   $  3.198   $  3.743
  Net realized and
    unrealized gain on
    investments            87.730      7.424      5.599      5.012     58.777
                         --------   --------   --------   --------   --------
      Total income from
        operations       $ 91.530   $ 10.830   $  8.740   $  8.210   $ 62.520
                         --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
  From net investment
    income               $ (3.450)  $ (3.050)  $ (3.000)  $ (3.050)  $ (3.450)
  From net realized
    gain on investments     --         --        (0.160)    (0.060)     --
                         --------   --------   --------   --------   --------
      Total
        distributions    $ (3.450)  $ (3.050)  $ (3.160)  $ (3.110)  $ (3.450)
                         --------   --------   --------   --------   --------
NET ASSET VALUE, end
  of year                $347.570   $259.490   $251.710   $246.130   $241.030
                         ========   ========   ========   ========   ========
TOTAL RETURN (1)           35.50%      4.39%      3.63%      3.50%     34.76%

RATIOS/SUPPLEMENTAL DATA:
  Net Assets, end of year
    (000's omitted)      $237,032   $185,418   $188,538   $195,679   $201,607
  Ratio of expenses to
    average net assets      0.70%      0.71%      0.71%      0.71%      0.71%
  Ratio of net investment
    income to average
    net assets              1.19%      1.31%      1.22%      1.31%      1.70%
PORTFOLIO TURNOVER             0%         3%         3%         5%         7%
(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

                       See notes to financial statements

                         NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
The Fund is a limited partnership formed under The Uniform Limited Partnership Act of California, and is registered under the Investment Company Act of 1940 as amended, as a diversified, open-end management investment company. Under the Partnership Agreement, all partnership interests, whether of a limited partner or a general partner, are represented by shares of the same class. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Investments listed on security exchanges or in the NASDAQ National Market are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at closing bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. INCOME TAXES AND DISTRIBUTIONS TO PARTNERS -- No provision is made by the Fund for federal or state taxes on the taxable income of the partnership because each partner is individually responsible for the payment of any taxes on his share of such taxable income. The Managing General Partners will make quarterly distributions to the partners from the Fund's net investment income and it is their present intention to distribute each year approximately 30% of any taxable net realized gain from investment transactions.

C. OTHER -- Investment transactions are accounted for on a trade date basis. Dividend income and distributions to partners are recorded on the ex-dividend date.
------------------------------------------------------------------------------
(2) SHARES OF PARTNERSHIP INTEREST
Transactions in shares of partnership interest were as follows:

                                                               YEAR ENDED DECEMBER 31,
                              ------------------------------------------------------------------------------------------
                                                  1995                                          1994
                              --------------------------------------------  --------------------------------------------
                                        SHARES                                        SHARES
                              --------------------------                    --------------------------
                                GENERAL       LIMITED                         GENERAL       LIMITED
                                PARTNERS      PARTNERS         AMOUNT         PARTNERS      PARTNERS         AMOUNT
                              ------------  ------------  ----------------  ------------  ------------  ----------------
Redemptions                        --           (33,511)      $(9,741,812)       --           (35,476)      $(8,859,649)
Issued to partners electing
  to receive payment of
  distributions in shares             109           815           269,806            114          894           244,713
                                      ---        ------       -----------            ---       ------       -----------
      Net increase (decrease)         109       (32,696)      $(9,472,006)           114      (34,582)      $(8,614,936)
                                      ===        ======       ===========            ===       ======       ===========
------------------------------------------------------------------------------------------------------------------------

(3) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregated $25,679 and $2,388,053, respectively. In addition, investments having an aggregate market value of $9,450,152 at dates of redemption were distributed in payment for shares of partnership interest redeemed.
------------------------------------------------------------------------------
(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee, computed at the monthly rate of 0.05 of 1% (1/12 of an annual rate of 0.6 of 1%) of average monthly net assets, was paid to Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The Fund pays the compensation of its Managing General Partners who are not members of EVM's organization. The custodian fee was paid to Investors Bank & Trust Company (IBT), for its services as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund maintains with IBT. All significant credit balances are reported as a reduction of expenses in the Statement of Operations. Prior to November 10, 1995, IBT was an affiliate of EVM. One of the Managing General Partners of the Fund is an officer and trustee of EVM and that organization is the Non-Managing General Partner of the Fund. Managing General Partners of the Fund that are not affiliated with the investment advisor may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 1995, no significant amounts have been deferred.
------------------------------------------------------------------------------
(5) LINE OF CREDIT
The Fund participates with other funds managed by EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and the unused portion of the $100 million discretionary facility is allocated among the participating funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year.
------------------------------------------------------------------------------
(6) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation/depreciation in value of the investments owned at December 31, 1995, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $ 40,493,603
                                                                  ============
Gross unrealized appreciation                                     $196,528,471
Gross unrealized depreciation                                          224,370
                                                                  ------------
    Net unrealized appreciation                                   $196,304,101
                                                                  ============
------------------------------------------------------------------------------
(7) DISTRIBUTION
On January 2, 1996, the Managing General Partners of the Fund declared a distribution from net investment income of $0.90 per share, payable on January 15, 1996, to holders of shares of record on January 2, 1996.

                         INDEPENDENT AUDITORS' REPORT
------------------------------------------------------------------------------
To the Partners of
Vance, Sanders Exchange Fund
(A California Limited Partnership):

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Vance, Sanders Exchange Fund (A California Limited Partnership) as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1995 and 1994, and the financial highlights for each of the years in the five-year period ended December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Vance, Sanders Exchange Fund (A California Limited Partnership) as of December 31, 1995, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                              DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 26, 1996

                            INVESTMENT MANAGEMENT

VANCE, SANDERS        OFFICERS                  MANAGING GENERAL PARTNERS
EXCHANGE FUND         THOMAS E. FAUST, JR.      LANDON T. CLAY
(A California         Vice President and        Chairman, Eaton Vance Management
Limited               Portfolio Manager
Partnership)                                    DONALD R. DWIGHT
24 Federal Street     JAMES L. O'CONNOR         President, Dwight Partners, Inc.
Boston, MA 02110      Treasurer                 Chairman, Newspapers of New
                                                  England, Inc.
                      THOMAS OTIS
                      Secretary                 SAMUEL L. HAYES, III
                                                Jacob H. Schiff Professor of
                                                  Investment Banking, Harvard
                                                  University Graduate School of
                                                  Business Administration

                                                NORTON H. REAMER
                                                President and Director, United
                                                  Asset Management Corporation

                                                JOHN L. THORNDIKE
                                                Director, Fiduciary Company
                                                  Incorporated

                                                JACK L. TREYNOR
                                                Investment Adviser and
                                                  Consultant
--------------------------------------------------------------------------------
                      VANCE, SANDERS            TRANSFER AND DIVIDEND
                      EXCHANGE FUND             DISBURSING AGENT
                      24 Federal Street         First Data Investor
                      Boston, MA 02110          Services Group, Inc.
                                                BOS725
                      INVESTMENT ADVISER        P.O. Box 1559
                      Eaton Vance Management    Boston, MA 02104
                      24 Federal Street         800-262-1122
                      Boston, MA 02110
                                                INDEPENDENT AUDITORS
                      CUSTODIAN                 Deloitte & Touche LLP
                      89 South Street           125 Summer Street
                      P.O. Box 1537             Boston, MA 02110
                      Boston, MA 02205-1537

                                 VANCE, SANDERS
                                 EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                              PERFORMANCE RESULTS+
-------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                       (STANDARDIZED SEC PERFORMANCE DATA
                    FOR THE PERIODS ENDED DECEMBER 31, 1995)
-------------------------------------------------------------------------------
One year                                                                35.5%
-------------------------------------------------------------------------------
Five years                                                              15.4%
-------------------------------------------------------------------------------
Ten years                                                               13.7%
-------------------------------------------------------------------------------
Life of Fund (6/1/76)                                                   13.5%
-------------------------------------------------------------------------------
                            CUMULATIVE TOTAL RETURN
                                  LIFE OF FUND
                              (6/1/76 TO 12/31/95)
-------------------------------------------------------------------------------
Vance, Sanders Exchange Fund                                         1,092.2%
-------------------------------------------------------------------------------
Dow Jones Industrial Average                                         1,136.4%
-------------------------------------------------------------------------------
Standard & Poor's 500                                                1,255.5%
-------------------------------------------------------------------------------

+Past performance is no guarantee of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Dow Jones Industrial Average and the Standard & Poor's 500 are unmanaged lists of common stocks.

This report must be preceded or accompanied by a prospectus which contains more complete information on the Fund including its distribution plan, sales charges and expenses. Please read the prospectus carefully before investing.


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EATON VANCE
The Boston Tradition
Funds offered through
Eaton Vance Distributors, Inc.
24 Federal Street, Boston, Massachusetts 02110

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